EXHIBIT 32.1

                  CERTIFICATION PURSUANT TO
       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Williams Industries, Incorporated (the "Company") on Form 10-K for the Fiscal year ending July 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank E. Williams, III, Chairman of the Board, President, Chief Executive Officer ad Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in
all material respects, the financial condition and results of operations of the Company.

October 19, 2007
/s/ Frank E. Williams, III
---------------------------
Frank E. Williams, III
Chairman of the Board,
President,
Chief Executive Officer,
Chief Financial Officer